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                                                                   EXHIBIT 10.57

                                               As of January 1, 2003

TransTechnology Corporation
TT Connecticut Corporation (f/k/a NORCO, Inc.)
TT Minnesota Corporation (f/k/a TCR Corporation)
700 Liberty Avenue
Union, New Jersey 07083-8198
Attention: Mr. Joseph Spanier

Ladies and Gentlemen:

         Reference is made to that certain Financing Agreement, dated as of August 7, 2002 (the "Financing Agreement"), by and among TransTechnology Corporation, NORCO, Inc. (n/k/a TT Connecticut Corporation), TCR Corporation (n/k/a TT Minnesota Corporation) and The CIT Group/Business Credit, Inc. ("CIT"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed to them in the Financing Agreement.

         1. The parties hereto agree that the Financing Agreement is amended by restating subsection (a) of the definition of "Change of Control" in
Section 1.1 of the Financing Agreement to read as follows:

                           "(a)     the acquisition, directly or indirectly, by
         any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership of more than 36% of the aggregate outstanding voting power of the Capital Stock of the Parent;"

         2. Each of the Companies hereby represents and warrants that after giving effect to this letter agreement, no Event of Default, or event which with notice or lapse of time or both would constitute an Event of Default shall have occurred.

         3. This letter agreement shall not constitute a waiver or amendment of any other provision of the Financing Agreement or other Loan Document not expressly referred to herein, and shall not be construed as a waiver or consent to any further or future action on the part of any of the Companies that would require a waiver or consent of CIT.

         4. This letter agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

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         5.       This letter agreement shall be governed in all respects by the laws of the State of New York without giving effect to any conflict of laws principles.

                                 Yours truly,

                                 THE CIT GROUP/BUSINESS CREDIT, INC.

                                 By: /s/ Vincent Belcastro
                                     -----------------------------------
                                 Name: Vincent Belcastro, Vice President

Accepted and agreed to:

TRANSTECHNOLOGY CORPORATION

By: /s/ Gerald C. Harvey
    -------------------------
Name: Gerald C. Harvey
Title: Vice President, Secretary & General Counsel

TT CONNECTICUT CORPORATION

By: /s/ Gerald C. Harvey
    -------------------------
Name: Gerald C. Harvey
Title: Vice President & Secretary

TT MINNESOTA CORPORATION

By: /s/ Gerald C. Harvey
    -------------------------
Name: Gerald C. Harvey
Title: Vice President & Secretary

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